Exhibit 3.2















                                ALBERTSON'S, INC.

                                     BY-LAWS













                  Amended March 15, 2001 and December 5, 2003

                                TABLE OF CONTENTS
                                                                            Page
                                    ARTICLE I
Section 1.1       Registered Office..........................................  1
Section 1.2       Other Offices..............................................  1

                                   ARTICLE II

                          MEETINGS OF THE STOCKHOLDERS

Section 2.1       Place of Meetings..........................................  1
Section 2.2       Annual Meetings............................................  1
Section 2.3       Notice of Annual Meeting...................................  1
Section 2.4       List of Stockholders Entitled to Vote......................  1
Section 2.5       Special Meetings...........................................  2
Section 2.6       Notice of Special Meeting..................................  2
Section 2.7       Quorum.....................................................  2
Section 2.8       Voting.....................................................  2
Section 2.9       Proxies....................................................  3
Section 2.10      Nature of Business at Meetings of Stockholders.............  3

                  A.       Limitation........................................  3
                  B.       Notice Requirement................................  3
                  C.       Timeliness of Notice..............................  4
                  D.       Form of Notice....................................  4
                  E.       Business Brought Improperly.......................  4

Section 2.11      Stock Ledger...............................................  4
Section 2.12      Record Date in General.....................................  4
Section 2.13      Record Date for Stockholder Action by Written Consent......  5
Section 2.14      Inspectors of Election.....................................  5

                                   ARTICLE III

                                    DIRECTORS

Section 3.1       Number and Election of Directors...........................  6
Section 3.2       Nomination of Directors....................................  6

                  A.       Limitation........................................  6
                  B.       Notice Requirement................................  6
                  C.       Timeliness of Notice..............................  7
                  D.       Form of Notice....................................  7
                  E.       Defective Nomination..............................  7

Section 3.3       Vacancies..................................................  7
Section 3.4       Resignations and Removals of Directors.....................  8
Section 3.5       Duties and Powers..........................................  8
Section 3.6       Indemnification............................................  8

                  A. Power to Indemnify in Actions, Suits or Proceedings Other than Those by or in the Right of the
                           Corporation.......................................  8
                  B.       Power to Indemnify in Actions, Suits or Proceedings
                           by or in the Right of the Corporation.............  9
                  C.       Authorization of Indemnification..................  9
                  D.       Good Faith Defined..................................9
                  E.       Indemnification by a Court.........................10
                  F.       Expenses Payable in Advance........................10
                  G.       Nonexclusivity of Indemnification and Advancement
                           of Expenses........................................10
                  H.       Insurance..........................................10
                  I.       Certain Definitions................................11
                  J.       Survival of Indemnification and Advancement of
                           Expenses...........................................11
                  K.       Limitation on Indemnification......................11
                  L.       Indemnification of Employees and Agents............11

Section 3.7       Retirement Age..............................................12
Section 3.8       Meetings....................................................12
Section 3.9       Quorum......................................................12
Section 3.10      Actions of Board............................................12
Section 3.11      Meetings by Means of Conference Telephone...................12
Section 3.12      Committees..................................................12
Section 3.13      Compensation................................................13
Section 3.14      Interested Directors........................................13

                                   ARTICLE IV

                                     NOTICES

Section 4.1       Notices.....................................................13
Section 4.2       Waiver of Notice............................................14

                                    ARTICLE V

                                    OFFICERS


Section 5.1       Officers Chosen by the Board................................14
Section 5.2       Officers Chosen by the Chief Executive Officer..............14
Section 5.3       Qualification...............................................14
Section 5.4       Voting Securities Owned by the Corporation..................15
Section 5.5       Chairman of the Board.......................................15
Section 5.6       Chief Operating Officer.....................................15
Section 5.7       Vice Chairman of the Corporation............................15
Section 5.8       President...................................................15
Section 5.9       Chief Executive Officer.....................................15
Section 5.10      Vice Presidents.............................................16
Section 5.11      Secretary...................................................16
Section 5.12      Assistant Secretaries.......................................16
Section 5.13      Treasurer...................................................16
Section 5.14      Assistant Treasurers........................................17

                                   ARTICLE VI

                                      STOCK

Section 6.1       Form of Certificates........................................17
Section 6.2       Signatures..................................................17
Section 6.3       Lost, Destroyed, Stolen or Mutilated Certificates...........17
Section 6.4       Transfers...................................................18
Section 6.5       Transfer and Registry Agents................................18
Section 6.6       Registered Stockholders.....................................18

                                   ARTICLE VII

                               GENERAL PROVISIONS

Section 7.1       Dividends...................................................18
Section 7.2       Disbursements...............................................18
Section 7.3       Fiscal Year.................................................18
Section 7.4       Corporate Seal..............................................19
Section 7.5       Election Not to Be Subject to Idaho Business
                  Combination Law.............................................19
Section 7.6       Election Not to Be Subject to Idaho Control Share
                  Acquisition Law.............................................19
Section 7.7       Entire Board of Directors...................................19

                                  ARTICLE VIII

                                   AMENDMENTS

Section 8.1       Amendments..................................................19

                                ALBERTSON'S, INC.

                                     BY-LAWS

                                    ARTICLE I


                                     OFFICES

     Section 1.1 Registered Office.  The registered office of Albertson's,  Inc.
                 ------------------ (the "Corporation") shall be in the City of Wilmington, County of New Castle, State of Delaware.

     Section 1.2 Other Offices.
                 -------------- The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.


                                   ARTICLE II

                          MEETINGS OF THE STOCKHOLDERS

     Section 2.1 Place of  Meetings.
                 ------------------- All meetings of the stockholders for the election of directors shall be held in the City of Boise, State of Idaho, at such place as may be fixed from time to time by the Board of Directors, or at such other place either within or without the State of Delaware as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting. Meetings of the stockholders for any other purpose may be held at such time and place, within or without the State of Delaware, as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

     Section 2.2 Annual Meetings.
                 ---------------- Annual meetings of stockholders shall be held on the fourth Friday of May, if not a legal holiday and, if a legal holiday, then on the next day following that is not a legal holiday, at 10:00 o'clock A.M., or at such other date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting, at which the stockholders shall elect by written ballot a Board of Directors, and transact such other business as may be properly brought before the meeting.

     Section 2.3 Notice of Annual Meeting.
                 ------------------------- Written notice of the annual meeting, stating the place, date and hour of the meeting, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section  2.4 List of  Stockholders  Entitled  to Vote.
                  -----------------------------------------  The officer who has charge of the stock ledger of the Corporation shall prepare and make, or shall cause to be prepared and made, at least ten days before every meeting of stockholders a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present; provided, however, the failure to do so shall not offset the validity of any meeting.

     Section 2.5 Special Meetings.
                 ----------------- Unless otherwise prescribed by statute or by the certificate of incorporation of the Corporation, as amended and restated from time to time or by one or more certificates of designation filed on behalf of the Corporation pursuant to Section 151(f) of the Delaware General Corporation Law (such certificate of incorporation and such certificate or certificates of designation being collectively referred to herein as the "Certificate of Incorporation"), special meetings of the stockholders, for any purpose or purposes, may be called only by the chairman of the Board of Directors or by the vice chairman or president of the Corporation and shall be called by the chairman or vice chairman of the Board of Directors or by the vice chairman, president or secretary of the Corporation at the request in writing of a majority of the Board of Directors. Such request shall state the purpose or purposes of the proposed meeting. At a special meeting of the stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors.

     Section 2.6 Notice of Special Meeting.
                 ------------------------- Written notice of a special meeting, stating the place, date and hour of the meeting and the purpose or purposes for which the meeting is called, shall be given to each stockholder entitled to vote at such meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 2.7 Quorum.
                 ------ The holders of a majority of the shares of common stock of the Corporation (the "Common Stock") issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by law or by the Certificate of Incorporation. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting not less than ten nor more than sixty days before the date of the meeting.

     Section 2.8 Voting.
                 ------- Each holder of Common Stock shall be entitled to cast one vote for each share of Common Stock standing in his or her name on the books of the Corporation, and each holder of preferred stock shall be entitled to cast such number of votes as is provided in the Certificate of Incorporation or Certificate of Designation relating to such preferred stock, voting separately from or together with the holders of Common Stock as provided in the Certificate of Incorporation or Certificate of Designation relating to such preferred stock. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in his or her discretion, may require that any votes cast at such meeting shall be cast by written ballot.

     Section 2.9 Proxies.
                 -------- Any stockholder entitled to vote may do so in person or by his or her proxy appointed by an instrument in writing subscribed by such stockholder or by his or her attorney thereunto authorized, delivered to the secretary of the meeting; provided, however, that no proxy shall be voted or acted upon after three years from its date, unless said proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for him or her as proxy, either of the following shall constitute a valid means by which a stockholder may grant such authority: (a) a stockholder may execute a writing authorizing another person or persons to act for him or her as proxy. Execution may be accomplished by the stockholder or his or her authorized officer, director, employee or agent signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature; or (b) a stockholder may authorize another person or persons to act for him or her as proxy by transmitting or authorizing the transmission of a telegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such transmission; provided, however, that any such telegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram or other electronic transmission was authorized by the stockholder. Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used, provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

         Section  2.10     Nature of Business at Meetings of Stockholders.
                           -----------------------------------------------

                A.  Limitation.
                    ----------- Except as otherwise provided by law or the Certificate of Incorporation, no business may be transacted at an annual meeting of stockholders, other than business that is (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any holder of Common Stock (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 2.10 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 2.10.

                  B. Notice Requirement.
                     ------------------- In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof to the secretary of the Corporation in accordance with subsection C of this Section
2.10 in  proper  written  form  in accordance  with subsection D of this Section
2.10.

                  C. Timeliness of Notice.
                     ---------------------  (1) To  be  timely,  a stockholder's notice to the secretary of the Corporation of business to be brought before a meeting of stockholders in accordance with Rule 14a-8 promulgated pursuant to the Securities and Exchange Act of 1934 must be delivered to or mailed and receivedt the principal executive offices of the Corporation in accordance with the deadline specified in subsection (e) of that rule. (2) To be timely, a stockholder's notice to the secretary of the Corporation of business to be brought before an annual meeting other than in accordance with Rule 14a-8 promulgated pursuant to the Securities and Exchange Act of 1934 must be delivered to or mailed and received at the principal executive offices of the Corporation not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that an annual meeting is called for a date that is not within 30 days before or after such anniversary date, in order to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first.

                  D.  Form  of  Notice.
                      ----------------- To be in proper written form, a stockholder's notice to the secretary of the Corporation of business to be brought before an annual meeting must set forth as to each matter such stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and record address of such stockholder, (c) the class or series and number of shares of stock of the Corporation that are owned beneficially or of record by such stockholder, (d) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest such stockholder has in such business and (e) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                 E. Business Brought Improperly.
                    ----------------------------  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 2.10; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section
2.10 shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, such chairman shall declare to the meeting that the business was not properly brought before the meeting, and such business shall not be transacted.

     Section 2.11  Stock Ledger.
                   ------------- The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled (a) to examine the stock ledger, the list required by Section 2.4 of these by-laws or the books of the Corporation or (b) to vote in person or by proxy at any meeting of stockholders.

     Section  2.12  Record Date in General.
                    ----------------------- In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action (other than an action to be taken by written consent without a meeting), the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors and which record date: (a) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall not be more than sixty nor less than ten days before the date of such meeting; and (b) in the case of any other action (other than an action to be taken by written consent without a meeting), shall not be more than sixty days prior to such other action. If no record date is fixed: (a) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; and (b) the record date for determining stockholders for any other purpose (other than an action to be taken by written consent without a meeting) shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

     Section  2.13 Record Date for  Stockholder  Action by Written  Consent.
                   ---------------------------------------------------------  In
order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the secretary of the Corporation, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within ten days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within ten days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of stockholders meetings are recorded, to the attention of the secretary of the Corporation. Delivery shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action. No consent to corporate action in writing without a meeting shall be effective unless delivered to the Corporation within sixty days following the record date relating thereto fixed pursuant to this Section 2.13.

     Section  2.14  Inspectors  of  Election.
                    -------------------------  In  advance  of  any  meeting  of stockholders, the Board of Directors by resolution or the chairman of the Board of Directors or the vice chairman, president or secretary of the Corporation shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector shall have the duties prescribed by law, shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law.


                                   ARTICLE III

                                    DIRECTORS

     Section 3.1 Number and Election of Directors.
                 --------------------------------  The number of directors which shall constitute the whole Board shall be not less than three nor more than twenty-one. Within the limits above specified, the number of directors shall be determined by resolution of the Board or by the vote at the annual meeting of the holders of at least three-fourths of the outstanding shares of stock then entitled to vote in elections of directors. The Board shall be divided into three classes. Any increase or decrease in the number of directors shall be apportioned among the classes so as to make all classes as nearly equal in number as possible. No decrease in the authorized number of directors shall shorten the term of any incumbent director. At each annual meeting the successors to the class of directors whose term is then expiring shall be elected to hold office for a term of three years and until their respective successors are elected. Directors need not be stockholders. The chairman of the Board of Directors shall be an officer of the Corporation, and the vice chairman of the Board of Directors need not be an officer of the Corporation. The vice chairman of the Board of Directors shall be chosen by the Board of Directors and shall, in the absence of the chairman of the Board of Directors, preside at meetings of the Board of Directors.

         Section 3.2       Nomination of Directors.
                           ------------------------

                 A.  Limitation.
                     ----------- Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any holder of Common Stock (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 3.2 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this
Section 3.2.

                  B. Notice  Requirement.
                     -------------------- In addition to any other applicable requirements, for a nomination of a director to be made by a stockholder, such stockholder must have given timely notice thereof to the secretary of the Corporation in accordance with subsection C of this Section 3.2 in proper written form in accordance with subsection D of this Section 3.2.

                 C.  Timeliness  of Notice.
                     ----------------------  To   be  timely,  a   stockholder's
notice to the secretary of the Corporation of a nomination of a director must be delivered to or mailed and received at the principal executive offices of the Corporation (a) in the case of an annual meeting not less than 90 days nor more than 120 days prior to the first anniversary of the date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty days before or after such anniversary, in order to be timely, notice by the stockholder must be so received not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure of the date of the annual meeting was made, whichever occurs first; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever occurs first.

                 D. Form of Notice.
                    ---------------  To   be   in  proper   written   form,   a
stockholder's notice to the secretary of the Corporation of a nomination of a director must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of stock of the Corporation that are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of stock of the Corporation that are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  E. Defective Nomination.
                     --------------------- No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3.2. If the chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the chairman shall declare to the meeting that the nomination was defective, and such defective nomination shall be disregarded.

         Section 3.3 Vacancies.
                     ---------- Vacancies and newly created directorships resulting from any increase in the authorized number of directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any director so chosen shall hold office until the next annual meeting of stockholders, regardless of the class for which such director has been chosen, and until his or her successor has been elected, unless sooner displaced. If there are no directors in office, then an election of directors may be held in the manner provided by statute. If at the time of filling any vacancy or any newly created directorship the directors then in office shall constitute less than a majority of the entire Board of Directors (as constituted immediately prior to any such increase), the Court of Chancery may, upon application of any stockholder or stockholders holding at least ten percent of the total number of shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office.

         Section 3.4 Resignations and Removals of Directors.
                     ---------------------------------------  Any director of
the Corporation may resign at any time, by giving written notice to the chairman of the Board of Directors, or to the vice chairman, president or secretary of the Corporation. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time, but only for cause, and only by the affirmative vote of the holders of at least a majority in voting power of the issued and outstanding stock of the Corporation entitled to vote in the election of directors. As used in this Section 3.4, the term "cause" shall mean (a) conviction of a crime involving moral turpitude, (b) administrative agency determination of conduct involving moral turpitude or (c) a determination in good faith, by a majority in voting power of the issued and outstanding stock of the Corporation entitled to vote in the election of directors after a hearing before at minimum such a majority in voting power, of conduct involving moral turpitude materially adverse to the interests of the Corporation.

         Section 3.5 Duties and Powers.
                     ------------------ The business of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these by-laws directed or required to be exercised or done by the stockholders.

         Section 3.6       Indemnification.
                           ----------------

                  A. Power to Indemnify in Actions, Suits or  Proceedings  Other
                     -----------------------------------------------------------
than Those by or in the Right of the Corporation. ------------------------------------------------- Subject to subsection C of this Section 3.6, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his or her conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that such person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                  B. Power to Indemnify in Actions, Suits or Proceedings  by  or
                     -----------------------------------------------------------
in the Right of the Corporation.
--------------------------------  Subject to subsection C of  this  Section 3.6, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  C. Authorization of Indemnification.
                     ---------------------------------    Any    indemnification
under this Section 3.6 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in subsection A or subsection B of this Section 3.6, as the case may be. Such determination shall be made (a) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or
(b) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (c) by the stockholders. To the extent, however, that a director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

                  D. Good Faith Defined.
                     ------------------- For purposes of any determination under subsection C of this Section 3.6, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe his or her conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this subsection D shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this subsection D shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in subsection A or subsection B of this
Section 3.6, as the case may be.

                  E. Indemnification by a Court.
                     ---------------------------   Notwithstanding  any contrary
determination in the specific case under subsection C of this Section 3.6, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery of the State of Delaware or any other court of competent jurisdiction in the State of Delaware for indemnification to the extent otherwise permissible under subsection A and subsection B of this
Section 3.6. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in subsection A or subsection B of this Section 3.6, as the case may be. Neither a contrary determination in the specific case under subsection C of this Section 3.6 nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this subsection E shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

                  F. Expenses Payable in Advance.
                     ----------------------------  Expenses   incurred   by    a
director or officer in defending or investigating a threatened or pending action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Section 3.6.

                  G. Nonexclusivity  of  Indemnification   and  Advancement   of
                     -----------------------------------------------------------
Expenses.
--------- The indemnification and advancement of expenses provided by or granted pursuant to this Section 3.6 shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation or any by-law, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in subsection A and subsection B of this Section 3.6 shall be made to the fullest extent permitted by law. The provisions of this Section 3.6 shall not be deemed to preclude the indemnification of any person who is not specified in subsection A or subsection B of this Section 3.6 but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware (the "GCL"), or otherwise.

                  H. Insurance.
                     ---------- The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Section 3.6.

                  I. Certain Definitions.
                     -------------------- For purposes of this Section 3.6, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Section 3.6 with respect to the resulting or surviving corporation as such person would have stood with respect to such constituent corporation if its separate existence had continued. For purposes of this Section 3.6, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Section 3.6.

                  J. Survival of  Indemnification  and Advancement of  Expenses.
                     -----------------------------------------------------------
The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 3.6 shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  K. Limitation on Indemnification.
                     ------------------------------  Notwithstanding    anything
contained in this Section 3.6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by subsection E hereof), the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) or advance expenses in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

                  L. Indemnification of Employees and Agents.
                     ----------------------------------------  The   Corporation
may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Section 3.6 to directors and officers of the Corporation.

>
         Section 3.7       Retirement  Age.
                           ----------------  No  director after having  attained
the age of 70 years shall be allowed to run for re-election or reappointment to the Board of Directors.

         Section 3.8 Meetings.
                     --------- The Board of Directors of the Corporation may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors may be held at such time and at such place as may be from time to time determined by the Board of Directors and, unless required by resolution of the Board of Directors, without notice. Special meetings of the Board of Directors may be called by the chairman of the Board of Directors, by the vice chairman or president of the Corporation or by a majority of the directors then in office. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight hours before the date of the meeting, by telephone, facsimile, telegram or other electronic means on twenty-four hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

         Section 3.9 Quorum.
                     ------- Except as may be otherwise required by law, the Certificate of Incorporation or these by-laws, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the vote of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

         Section 3.10 Actions of Board.
                      ----------------- Unless otherwise restricted by the Certificate of Incorporation or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         Section 3.11 Meetings by Means of Conference Telephone. ------------------------------------------ Unless
otherwise provided by the Certificate of Incorporation or these by-laws, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 3.11 shall constitute presence in person at such meeting.

         Section 3.12 Committees.
                      ----------- The Board of Directors may designate one or more committees, each committee to consist of two or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in one or more resolutions adopted by of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the GCL to be submitted to stockholders for approval or (ii) adopting, amending or repealing any by-law of the Corporation. Each committee shall keep regular minutes and report to the Board of Directors when required.

         Section 3.13 Compensation.
                      ------------- The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors and/or a stated salary, or such other emoluments as the Board of Directors shall from time to time determine. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

         Section 3.14 Interested Directors.
                      --------------------- No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because such person's or their votes are counted for such purpose if (a) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to such person's or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee that authorizes the contract or transaction.


                                   ARTICLE IV

                                     NOTICES
                                     -------

         Section 4.1 Notices.
                     -------- Whenever written notice is required by law, the Certificate of Incorporation or these by-laws to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, facsimile or other electronic means.

         Section 4.2 Waiver of Notice.
                     ----------------- Whenever any notice is required by law, the Certificate of Incorporation or these by-laws to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting, present by person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of stockholders, directors or members of a committee of directors need be specified in any written waiver of notice except to the extent required by law, the Certificate of Incorporation or these by-laws.


                                    ARTICLE V

                                    OFFICERS
                                    --------


         Section 5.1 Officers Chosen by the Board.
                     -----------------------------  The  following  officers  of the Corporation shall be chosen by the Board of Directors at its meeting held either the day before or the day of each annual meeting of stockholders: a chairman of the Board of Directors (who must be a director) and a president of the Corporation. The Board of Directors shall designate the chairman of the Board of Directors, the chief executive officer and the president of the Corporation. A vice chairman of the Corporation may be chosen by the Board of Directors at its meeting held either the day before or the day of each annual meeting of stockholders. The Board of Directors may also choose such other officers as it deems necessary or appropriate. The officers of the Corporation chosen by the Board of Directors shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any officer chosen or appointed by the Board of Directors may be removed from office at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any of such offices shall be filled by the Board of Directors. The salaries of the officers of the Corporation chosen by the Board of Directors shall be fixed by the Board of Directors.

         Section 5.2 Officers Chosen by the Chief Executive Officer.
                     -----------------------------------------------  The  chief executive officer may appoint any vice presidents (including executive vice presidents, senior vice presidents and group vice presidents), the secretary, any assistant secretaries, the treasurer, any assistant treasurers, presidents and other officers of subsidiary corporations and such other officers and agents as he or she may deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the chief executive officer, who may remove any such officers from office at any time.

         Section 5.3 Qualification.
                     -------------- Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the chairman of the Board of Directors, need such officers be directors of the Corporation.

         Section 5.4 Voting Securities Owned by the Corporation.
                     -------------------------------------------     Instruments
relating to securities owned by the Corporation, including powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the chairman of the Board of Directors or by the vice chairman or president of the Corporation, and any such officers may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities that the Corporation, as the owner thereof, might have exercised and possessed if present. The Board of Directors may from time to time confer, by resolution, like powers upon any other person or persons.

         Section 5.5 Chairman of the Board.
                     ---------------------- The chairman of the Board of Directors shall preside at all meetings of the Board of Directors and shall possess the power to sign on behalf of the Corporation all certificates, contracts and other instruments the execution of which may be authorized by the Board of Directors. The chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these by-laws or by the Board of Directors.

         Section 5.6 Chief Operating Officer.
                     ------------------------ The chief operating officer shall possess the power to sign on behalf of the Corporation all certificates, contracts and other instruments the execution of which may be authorized by the Board of Directors. The chief operating officer shall have responsibility for the operations of the Corporation as authorized by the Board of Directors and shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these by-laws or by the Board of Directors.

         Section 5.7 Vice Chairman of the Corporation.
                     ---------------------------------  The vice chairman of the
Corporation shall possess the power to sign on behalf of the Corporation all certificates, contracts and other instruments the execution of which may be authorized by the Board of Directors and shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these by-laws or by the Board of Directors.

         Section 5.8 President.
                     ---------- The president shall possess the power to sign on behalf of the Corporation all certificates, contracts and other instruments the execution of which may be authorized by the Board of Directors and shall perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these by-laws or by the Board of Directors.

         Section 5.9 Chief Executive Officer.
                     ------------------------ The chief executive officer shall possess the power to sign on behalf of the Corporation all certificates, contracts and other instruments the execution of which may be authorized by the Board of Directors. The chief executive officer shall preside at, or shall designate such other officer of the Corporation to preside at, meetings of stockholders. The chief executive officer shall have general and active management of the business affairs of the Corporation, including the right to appoint such officers as provided for in Section 5.2 of these by-laws, and shall see that all orders and resolutions of the Board of Directors are carried into effect. The chief executive officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him or her by these by-laws or by the Board of Directors.

         Section 5.10 Vice Presidents.
                      ---------------- Each executive vice president, senior vice president or group vice president designated by the Board of Directors shall be vested with all powers and shall perform all the duties of the president in the absence or the disability of the president. Each vice president shall be vested with such powers and shall perform such duties granted or imposed upon him or her by the Board of Directors or by the chief executive officer at the time of his or her appointment to office or as from time to time may be assigned to him or her by these by-laws, by the chief executive officer or by the Board of Directors.

         Section 5.11 Secretary.
                      ---------- The secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereat in a book or books to be kept for that purpose and shall perform like duties for the standing committees when requested. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or the chief executive officer, under whose supervision the secretary shall be. If the secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no assistant secretary, then either the Board of Directors or the chief executive officer may choose another officer to cause such notice to be given. The secretary shall have custody of the corporate seal of the Corporation, and the secretary or any assistant secretary, if there be one, shall have authority to affix the same to any instrument requiring it and, when so affixed, it may be attested by the signature of the secretary or by the signature of any such assistant secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest the affixing by his or her signature. The secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

         Section 5.12 Assistant Secretaries.
                      ---------------------- Assistant secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the chief executive officer or the secretary, and in the absence of the secretary or in the event of his or her disability or refusal to act, shall perform the duties of the secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the secretary.

         Section 5.13 Treasurer.
                      ---------- The treasurer shall have custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by or at the direction of the Board of Directors. The treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the chief executive officer and the Board of Directors at its regular meetings, or when the Board of Directors so requires, an account of all of his or her transactions as treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of treasurer and for the restoration to the Corporation, in case of the treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the treasurer's possession or under control of the treasurer belonging to the Corporation.

         Section 5.14 Assistant Treasurers.
                      --------------------- Assistant treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the chief executive officer or the treasurer, and in the absence of the treasurer or in the event of the treasurer's disability or refusal to act, shall perform the duties of the treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the treasurer. If required by the Board of Directors, an assistant treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of assistant treasurer and for the restoration to the Corporation, in case of the assistant treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the assistant treasurer's possession or under control of the assistant treasurer belonging to the Corporation.



                                   ARTICLE VI

                                      STOCK
                                     ------

         Section 6.1 Form of Certificates.
                     --------------------- Every holder of stock in the Corporation shall be entitled to have a certificate signed in the name of the Corporation, by (a) the chairman of the Board of Directors or the vice chairman, the president or an executive vice president of the Corporation and (b) the treasurer or an assistant treasurer or the secretary or an assistant secretary of the Corporation certifying the number of shares of stock of the Corporation owned by such holder.

         Section 6.2 Signatures.
                     ----------- Where a certificate is countersigned (a) by a transfer agent other than the Corporation or its employee or (b) by a registrar other than the Corporation or its employee, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         Section 6.3 Lost, Destroyed, Stolen or Mutilated Certificates.
                     --------------------------------------------------      The
Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate or certificates, or such person's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed.

         Section 6.4 Transfers.
                     ---------- Stock of the Corporation shall be transferable in the manner prescribed by law and in these by-laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; provided, however, that such surrender and endorsement or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Canceled," with the date of cancellation, by the secretary or assistant secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

         Section 6.5 Transfer and Registry Agents.
                     -----------------------------The Corporation  may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

         Section 6.6 Registered Stockholders.
                     ------------------------ The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner a person registered on it books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.


                                   ARTICLE VII

                               GENERAL PROVISIONS
                               ------------------

         Section 7.1 Dividends.
                     ---------- Subject to the requirements of the GCL and the provisions of the Certificate of Incorporation, dividends upon the stock of the Corporation may be declared by the Board of Directors at any regular or special meeting of the Board of Directors, and may be paid in cash, in property or in shares of the Corporation's stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, may deem proper as a reserve or reserves for any purpose, and the Board of Directors may modify or abolish any such reserve.

         Section 7.2 Disbursements.
                     -------------- All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

         Section 7.3 Fiscal Year.
                     ------------ The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

         Section 7.4 Corporate Seal.
                     --------------- The corporate seal shall have inscribed thereon the name of the Corporation and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or fixed or reproduced or otherwise.

         Section 7.5 Election  Not to Be  Subject to Idaho Business  Combination
                     -----------------------------------------------------------
Law.
---- The Corporation expressly elects not to be subject to the provisions of the Idaho Business Combination Law, codified as Chapter 17 of Title 30 of the Idaho Code.

         Section 7.6 Election  Not to   Be   Subject   to Idaho   Control  Share
                     -----------------------------------------------------------
Acquisition Law
--------------- The Corporation expressly elects not to be subject to the provisions of the Idaho Control Share Acquisition Law, codified as Chapter 16 of Title 30 of the Idaho Code.

         Section 7.7 Entire Board of Directors.
                     --------------------------  As used in these  by-laws,  the term "entire Board of Directors" means the total number of directors that the Corporation would have if there were no vacancies.


                                  ARTICLE VIII

                                   AMENDMENTS
                                   ----------

         Section 8.1 Amendments.
                     -----------  These  by-laws  may  be  altered,  amended  or repealed, in whole or in part, or new by-laws may be adopted by the Board of Directors or by the stockholders as provided in the Certificate of Incorporation.